UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

Qlik Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

Explanatory Note:

On November 3, 2010, Qlik Technologies Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the third quarter ended September 30, 2010 and filed a Current Report on Form 8-K (the “Prior Form 8-K”) which included an incomplete copy of the Press Release as Exhibit 99.1 (the “Prior Exhibit 99.1”).

This Amendment No.1 amends the Prior Form 8-K to correct the Prior Exhibit 99.1 due to the fact that the financial statements contained in the Press Release were inadvertently omitted from the Prior Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K/A and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.           Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release of Qlik Technologies Inc. dated November 3, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By: /s/ WILLIAM G. SORENSON
Name:  William G. Sorenson
Title:  Chief Financial Officer, Secretary and Treasurer

Dated: November 4, 2010